InvestEd Portfolios

Supplement dated January 2, 2013 to the

InvestEd Portfolios Statement of Additional Information

dated April 30, 2012

and as supplemented June 4, 2012

The following is added as a new paragraph after the third paragraph of the section entitled “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Shares” on page 61:

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Statement of Additional Information	1